UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_______________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2010

GEORGETOWN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Federal (State or Other Jurisdiction of Incorporation)	0-51102 (CommissionFile Number)	20-2107839 (I.R.S. Employer Identification No.)

2 East Main Street, Georgetown, MA 01833
 (Address of principal executive offices)

(978)-352-8600
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Auditor.

On August 23, 2010, the Audit Committee of Georgetown Bancorp, Inc. (the “Company”) approved the dismissal of Wolf & Company, P. C. (“Wolf”) as the Company’s independent registered public accounting firm, effective as of the filing of the Company’s Form 10-K for the year ended June 30, 2010.  The dismissal of Wolf reflected the Company’s efforts to reduce non-interest expense.

The audit reports of Wolf on the financial statements of the Company for the years ended June 30, 2009 and 2008 did not, and the audit report of Wolf on the financial statements for the year ended June 30, 2010 is not expected to, contain an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified, or expected to be qualified or modified, as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and the interim period through the date of the dismissal, there were no disagreements with Wolf on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Wolf’s satisfaction, would have caused Wolf to make reference to the subject matter of the disagreements in connection with its reports.

During the two most recent fiscal years and the interim period to date, there were no “reportable events” (as defined in Regulation S-K Item 304(a)(1)(v)).

The Company requested that Wolf furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not Wolf agreed with the above statements.  A copy of Wolf’s letter to the SEC dated August 27, 2010 is filed as an Exhibit to this Form 8-K.

On August 23, 2010, the Audit Committee of the Company engaged Shatswell, MacLeod & Company, P.C. as the Company’s new independent registered public accounting firm. During the two most recent fiscal years and the subsequent interim period through the date of the dismissal of Wolf, the Company did not consult with Shatswell, MacLeod & Company, P.C. regarding any matters described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of the Company on August 23, 2010 approved a change in the Company’s fiscal year end from June 30 to December 31.  The change will become effective at the end of the quarter ending December 31, 2010 with the filing of the Company’s Form 10-K.

The Board of Directors of the Company also is expected to approve an amendment to Article VIII of the Company’s bylaws to change the Company’s fiscal year end from June 30 to December 31.  The bylaw amendment will be effective on the date of the filing of the Company’s Form 10-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Shell company transactions: None

(d)	Exhibits: Letter from Wolf & Company, P. C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGETOWN BANCORP, INC.
Date: August 27, 2010	By:	\s\ Robert E. Balletto
Robert E. Balletto
President and Chief Executive Officer
(Duly Authorized Representative)